EXHIBIT 10.10

EXECUTION VERSION

INCREMENTAL FACILITY ASSUMPTION AGREEMENT dated as of July 12, 2007 (this “Assumption Agreement”), related to the CREDIT AGREEMENT dated as of April 11, 2006 (the “Credit Agreement”), among El Paso Electric Company, a Texas corporation (“El Paso”), The Bank of New York Trust Company, National Association, not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II (as successor to JPMorgan Chase Bank, N.A. in such capacity, the “Trustee”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as issuing bank and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A. Pursuant to Section 2.21 of the Credit Agreement, El Paso has requested that (i) the Total Commitment be increased by the full Incremental Facility Amount, such that the Total Commitment will increase from $150,000,000 to $200,000,000, and (ii) the full Incremental Facility Amount be made available to El Paso and/or the Trustee, such that the sum of (x) the aggregate principal amount of Loans outstanding to the Trustee and (y) the Trustee L/C Exposure at any time may equal up to, but not exceed, $120,000,000.

B. In connection with the foregoing, El Paso has requested that each person set forth on Schedule I hereto (the “Incremental Lenders”), severally and not jointly, commit to provide that portion of the Incremental Facility Amount set forth opposite its name on such Schedule I. The commitments to provide the Incremental Facility Amount are referred to herein as the “Incremental Commitments”.

C. The Incremental Lenders are willing to provide the Incremental Commitments on the Incremental Facility Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Assumption Agreement. This Assumption Agreement shall be a “Loan Document”.

SECTION 2. Incremental Commitments; Participation Fees. (a) Each Incremental Lender, effective upon the Incremental Facility Effective Date, hereby agrees that (i) in respect of each Incremental Lender that is a Lender immediately prior to the Incremental Facility Effective Date, such Lender’s Commitment in effect immediately prior to the Incremental Facility Effective Date shall be increased by the amount set forth next to such Lender’s name on Schedule I hereto and (ii) in respect of each Incremental Lender that is not a Lender immediately prior to the Incremental Facility Effective Date, such Incremental Lender’s Commitment shall be the amount set forth next to such Incremental Lender’s name on Schedule I hereto. All such Incremental Commitments shall constitute “Commitments” and all Incremental Lenders shall constitute “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(b) In order to effectuate the increase in the Total Commitment contemplated hereby, each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions as may be reasonably necessary to ensure that, after giving effect to any such increase in the Total Commitment, the outstanding Loans (if any) are held by the Lenders in accordance with their new Applicable Percentages. This may be accomplished at the discretion of the Administrative Agent, following consultation with El Paso, (i) by requiring the outstanding Loans to be prepaid with the proceeds of a new Borrowing, (ii) by permitting the Borrowings outstanding immediately before the Incremental Facility Effective Date to remain outstanding until the last day of the respective Interest Periods therefor, even though the Lenders would hold the Loans comprising such Borrowings other than in accordance with their new Applicable Percentages or (iii) by any combination of the foregoing. Any prepayment described in this paragraph (b) shall be subject to Section 2.14 of the Credit Agreement, but shall otherwise be without premium or penalty.

(c) As consideration for the Incremental Commitments hereunder, El Paso agrees to pay to each Incremental Lender, through the Administrative Agent, a participation fee (collectively, the “Participation Fees”) equal to .050% of the aggregate amount of the Incremental Commitments of such Incremental Lender on the Incremental Facility Effective Date. The Participation Fees shall be payable in full in immediately available funds on the Incremental Facility Effective Date. Once paid, the Participation Fees shall not be refundable, in whole or in part.

SECTION 3. Effectiveness; Conditions Precedent to Incremental Commitments. This Assumption Agreement shall become effective as of the date (the “Incremental Facility Effective Date”) that the Administrative Agent shall have received counterparts of this Assumption Agreement that, when taken together, bear the signatures of the Borrowers and each Incremental Lender. The obligation of the Incremental Lenders to provide Incremental Commitments hereunder shall be subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Incremental Facility Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(b) Each Borrower shall be in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after the Incremental Facility Effective Date, no Event of Default or Default shall have occurred and be continuing.

(c) The Administrative Agent shall have received a certificate dated the Incremental Facility Effective Date and executed by a Financial Officer of El Paso, confirming compliance with the conditions precedent set forth in Section 3(a) and (b) above.

(d) The Administrative Agent shall have received such legal opinions, board resolutions and other closing certificates and documentation as shall be reasonably required by the Incremental Lenders, in each case consistent with those delivered on the Closing Date under clauses (a) and (b) of Section 4.02 of the Credit Agreement.

(e) All requisite Governmental Authorities shall have approved or consented to the increase in the Total Commitment to the extent required (and such approvals shall be in full force and effect).

(f) The Administrative Agent shall have received the Participation Fees and all other amounts due and payable on or prior to the Incremental Facility Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

SECTION 4. Effect of Assumption Agreement. Except as expressly set forth herein, this Assumption Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

SECTION 5. Expenses. El Paso agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Assumption Agreement in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 6. Counterparts. This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Assumption Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Assumption Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

EL PASO ELECTRIC COMPANY,

by		/s/ Steven P. Busser
	Name:	Steven P. Busser
	Title:	Vice President, Treasurer and Chief Risk Officer

THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Issuing Bank,

by
Name:
Title:

4

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

EL PASO ELECTRIC COMPANY,

by
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II,

by		/s/ Kathryn M. Houston
	Name:	Kathryn M. Houston
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Issuing Bank,

by
Name:
Title:

4

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

EL PASO ELECTRIC COMPANY,

by
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Issuing Bank,

by		/s/ Paul S. Condie
	Name:	Paul S. Condie
	Title:	SVP

SIGNATURE PAGE TO

INCREMENTAL FACILITY

ASSUMPTION AGREEMENT

DATED AS OF JULY 12, 2007 TO

THE CREDIT AGREEMENT

Name of Incremental Lender:		JPMorgan Chase Bank, N.A.

by		/s/ Paul S. Condie
	Name:	Paul S. Condie
	Title:	SVP

SIGNATURE PAGE TO

INCREMENTAL FACILITY

ASSUMPTION AGREEMENT

DATED AS OF JULY 12, 2007 TO

THE CREDIT AGREEMENT

Name of Incremental Lender:		Union Bank of California, N.A.

by		/s/ Dennis G. Blank
	Name:	Dennis G. Blank
	Title:	Vice President

SIGNATURE PAGE TO

INCREMENTAL FACILITY

ASSUMPTION AGREEMENT

DATED AS OF JULY 12, 2007 TO

THE CREDIT AGREEMENT

Name of Incremental Lender:		Citicorp North America, Inc.

by		/s/ David E. Hunt
	Name:	David E. Hunt
	Title:	Managing Director

SIGNATURE PAGE TO

INCREMENTAL FACILITY

ASSUMPTION AGREEMENT

DATED AS OF JULY 12, 2007 TO

THE CREDIT AGREEMENT

Name of Incremental Lender:		U.S. Bank National Association

by		/s/ Kevin S. McFadden
	Name:	Kevin S. McFadden
	Title:	Vice President 612-303-3755

SCHEDULE I

Incremental Commitments

Incremental Lender	Commitment Amount
JPMorgan Chase Bank, N.A.	$12,500,000
Union Bank of California, N.A.	$12,500,000
Citicorp North America, Inc.	$10,000,000
U.S. Bank National Association	$15,000,000

TOTAL COMMITMENT	$50,000,000